Creating Value at the Intersection
of Digital Media and Technology

OTC-BB: VOYT

www.voyant.net

Safe Harbor Statement

Statements in this presentation about our future expectations, plans, and prospects are forward-looking statements within the meaning of
Section 21E of the Securities Exchange Act of 1934. Actual results may differ materially from those indicated by such forward-looking statements as a result of various factors, including: market acceptance of our products, competition, our ability to acquire, license or develop additional technologies or content, our ability to successfully develop and market products and services that we plan, our ability to reach agreements for transactions for which we are engaged in negotiations and consummate those transactions, our ability to accurately identify shortcomings in the evolution of the media and entertainment industries, our ability to raise sufficient capital, our ability to protect our intellectual property, and other factors in our most recent Annual Report on Form 10-KSB and
Quarterly Reports on Form 10-QSB filed with the SEC. The forward-
looking statements on in this presentation represent our current views and we disclaim any obligation to update.

Being “Voyant”

Seeing opportunities in under-utilized
or emerging technologies that others
may miss.

We operate at the intersection of
media and technology.

LOCKHEED MARTIN

painting by Sean Cheetham

$$$
$$$

Once upon a time… the U.S. Government,
Lockheed Martin, and investors spent $300
million developing a portfolio of patents and
new technologies…

$$$

Voyant Aviation Broadband

…aimed at bringing cost effective, high speed
Internet access and services to commercial air
travel…

and

White Space Radios

…aimed at opening up a new frontier in wireless
communications

That portfolio is now owned by Voyant, and parts of it
have been re-purposed into new, large market
commercial applications, like…

Once upon a time…there was a company
engaged in Interactive Learning with a
special technology…

That technology is now owned by Voyant and
has been re-purposed into proprietary IP to
accelerate the transfer of data across large
distances up to 200 times faster than FTP.

Who We Are

Our mission is to
identify and combine
under-utilized and
emerging digital

technologies and new media properties to capitalize
on large market opportunities.

A Unique Business Structure

Voyant is a unique type of company

Part venture investor

Part incubator

Part operating company

All while being a public company (OTCBB: VOYT)

Investor

Incubator

Operator

+

+

The public company structure provides Voyant
investors with liquidity not possible with a traditional
venture fund or R&D limited partnership

Our ability to see opportunities that others miss

Our ability to find undervalued technology

Our ability to extend or re-purpose acquired technology
for new market applications

Our ability to leverage the Company’s deep
relationships in the technology and entertainment
industries

Our ability to execute value-creating business
transactions

What Makes it Work

Content
Creation
Content
Distribution
the
Voyant
Vision
Content
Visualization
Content
Processing

Intellectual Property and Know-How

Voyant owns intellectual property originally developed by
ourselves or acquired from previous owners

Physical-Layer Technology

Wireless Radio Frequency (RF) Transmission

Advanced Optical Transmission Techniques

Custom Chip Design

Power- and Bandwidth-Efficient Modems

Network System Design

Mobile Routing Internet Protocol Software

Advanced Antenna Technology

Aviation Broadband System Design

Internet Protocol Software

Data Transfer Acceleration Protocols

File Transfer Management Software

Current Operating Units

IP data transfer and
acceleration software

1.

Aviation Broadband

2.

Next-Generation Radios

Media content aggregation,
production and distribution

Voyant Wireless

Voyant Aviation Broadband

Advanced Wireless Technologies

White Space Radio

The Voyant Wireless segment is comprised of
two product areas:

Voyant Aviation Broadband

Commercial airline Internet connectivity is expected to be a multi-billion dollar market

We intend to build an end-to-end network providing
connectivity at ultra-high speeds

Not just an equipment provider, but network owner/operator
monetizing the traffic going through our network

Other entrants are in pre-rollout trials to assess the market opportunity, but without the ability to scale service at
acceptable cost points

Compelling value proposition:

We intend to offer 10X the capacity at the
same or lower cost than our competitors.

Voyant
Aviation Broadband

Delivering a true broadband experience to commercial airplane passengers™

Voyant Terrestrial Network

Voyant AB intends to provide up to 35 Mb/s to each aircraft in a full fleet.

Europe
24% Flights
North America
38% Flights
Asia Pacific
20% Flights

Voyant Aviation Broadband

Voyant Aviation Broadband

Current Status

Addressing the Largest Aviation Markets

Marketing to airlines

Several big airlines expressing interest

Harris Corporation is a major technology
partner

LOI has been signed

Definitive documents expected shortly

Conducting demonstrations in Harris’
labs

This is a major venture that will include
more partners and appropriate financing

VHF
UHF
Unlicensed
Misc
Misc. Govt, Land, Aero
Fixed/Mobile, etc.
Misc.
Cellular, etc.
VHF TV
Ch7-13 WS
UHF TV
Ch 14-51 WS
700 MHz Bands
Lower | Upper
100
200
300
400
500
600
700
800
900
1000

New Market: White Space Radio

In February 2009, the FCC is mandating all TV broadcasters to cease analog broadcasting, opening up significant amounts of additional “white space” between populated channels

We have been following the market’s development for a long time, believing Voyant technology and know-how are applicable and valuable to this emerging market

We expect this to become a huge market

Frequency-Agile, Software-Defined Radio

A White Space Radio will be Voyant’s first offering in this operating segment

The mission is to provide wireless capability in the newly available spectrum in “white spaces” between the populated TV channels

Applications could include next-generation Internet connectivity networks (“WiFi
2.0”), as well as special purpose applications

Fits well with Open Access strategies championed by companies like Google, Dell, HP,
Microsoft, and Motorola

Our design is flexible and reconfigurable

Market size is not well defined because it is just coming into existence – but believed to be significant

Have identified a customer with an application need in energy and utility management and have secured a $2M contract to develop and produce white space radios and give us a foothold in market

Using customer funding for R&D to develop non-exclusive product; can use in other applications, for other customers

Current Status

RocketStream

Wholly owned subsidiary acquired in May 2006

Released RocketStream™ file transfer
acceleration suite in March 2007

Software-based, proprietary data transfer
acceleration technology

Makes IP data transfers much less dependent
on geography

Accelerates Internet file transfer by up to 200
times (200X)

Discrete product provides security, reliability,
and file management through automation

As an embedded engine integrated into other
software suites, will speed a broad array of IP,
including files, streams and applications

DISCRETE product can be used to send large files over long distances, including oil & gas, mining, entertainment, legal, financial, military, and medical

EMBEDDED product can speed up data transfers in popular third party software, industry-specific software, and internet service providers (ISPs), among others

RocketStream

RocketStream Applications

The RocketStream Market

RocketStream solves the fundamental problem of network latency

-- Today, this is a fundamental problem for geographically-dispersed large, medium, and small businesses

-- As data gets bigger and pipe sizes grow, the problem only gets worse and expands to more and more users

That means our market is growing extremely rapidly

-- Almost all industries are online and will ultimately need acceleration solutions

-- large businesses       then small businesses        then consumers

The RocketStream Protocol applies not just to files, but to all IP traffic

-- Its true power is unleashed when it is embedded to accelerate all traffic:
files, applications, software-as-a-service, streaming media

-- The implications for our ultimate addressable market are enormous!

RocketStream

While not our primary focus, discrete product sales are increasing

-- Continue to see a pronounced upturn in sales

-- Growing a strong Asian VAR network

We believe that the path to long-term success with RocketStream is through embedding or bundling with 3 rd-party software

-- We have just announced our first embedding deal, with Proginet

Actively working to secure more “anchor” partners for embedding

Restructuring our operations to focus more on business
development for RocketStream technology

RocketStream and Proginet™ Contract to Embed
RocketStream Within Proginet’s Products

Proginet is a leader in managed file transfer (MFT) software for large enterprise customers

Voyant and Proginet have an agreement to embed the RocketStream acceleration engine within Proginet’s software

Gives Proginet a competitive edge

Increases Proginet’s revenue stream

Gives Voyant a new revenue stream in the MFT industry

Further develops the RocketStream technology and the tools to embed it

Proginet will also re-sell the standard RocketStream product, complementing our existing channels to market

Powered by RocketStream™

Voyant Productions

Mission is to create, aggregate, and distribute content in order to monetize content & technology

Create and supply compelling, original programming for global film, television, Internet, and mobile distributors and
broadcasters

As owner/operator of network(s), Productions allows us to best manage and monetize content being distributed

Global motion picture production market estimated at $16.7
billion, television similar, with U.S. representing approximately
49.6% of global market

Voyant Productions

Entertainment industry is being completely re-shaped by technology

-- Voyant is well-positioned to exploit this shift

Executive Chairman Mark Laisure heads Voyant Production

-- Known as a “bridge” between new technology and the
entertainment industry

Will produce and distribute original content and aggregate 3rd party content, including TV and film production

Voyant is focused on a compelling niche in the content industry and focused on key synergies with its proprietary technologies (to which competitors do not have access)

Current activity

-- Refining business plans

-- Cultivating industry relationships

-- Selecting correct market entry point

Current Status

26

March 31, 2008

December 31, 2007

Cash & Equivalents

$1,239,006

$73,556

Total Current Assets

$2,551,934

$103,469

Intangible assets – net *

$908,897

$925,549

Total Assets

$3,481,020

$1,042,763

Accounts Payable and Accruals

$439,692

$274,900

Notes payable and Convertible debt

$1,456,525

$574,801

Notes payable – officers

$1,042,449

$946,139

Total Liabilities

$3,414,169

$2,115,840

Shareholders Equity (Deficit)

$66,851

($1,073,077)

Weighted Average Shares Outstanding

129,505,691

119,658,684

* Intangible assets valued at market value of consideration at time of transaction per GAAP. Total investment (referenced in slide #4) exceeds the book value.

Selected Financials

Summary Investment Thesis

Unique abilities for identifying and re-purposing over-looked, under-valued and emerging technologies

Targeting large market opportunities

Four initial areas of focus, each with rich potential; prospective high market impact; and protectable IP

Combining content and technology to drive markets and enhance competitive position in those markets

Experienced management

Many years of experience in technology, media, deal-making (incl.
M&A), and business operations

Unique operating structure that offers investors liquidity as a public company and potential upside rewards of venture investing